UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-10555

PIMCO Corporate & Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2013

Date of reporting period:	January 31, 2013

Item 1. Schedule of Investments

PIMCO Corporate & Income Strategy Fund Schedule of Investments

January 31, 2013 (unaudited)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES - 47.2%
Airlines - 0.9%
$1,635	American Airlines Pass-Through Trust, 10.375%, 1/2/21	$1,696,149
1,696	Continental Airlines Pass-Through Trust, 9.798%, 10/1/22	1,909,801
	United Air Lines Pass-Through Trust,
1,273	7.336%, 1/2/21 (a)(b)(d)(h) (acquisition cost - $1,273,478; purchased 6/19/07)	1,270,295
1,907	10.40%, 5/1/18	2,212,457
		7,088,702
Auto Manufacturers - 0.3%
1,500	Ford Motor Co., 9.98%, 2/15/47	2,167,500

Banking - 23.3%
4,000	ABN Amro North American Holding Preferred Capital Repackage Trust I, 3.407%, 3/4/13 (a)(b)(d)(f)(h) (acquisition cost - $2,410,000; purchased 7/15/09)	4,005,000
2,400	AgFirst Farm Credit Bank, 7.30%, 3/4/13 (a)(b)(d)(f)(h) (acquisition cost - $1,904,000; purchased 2/26/10 - 3/2/10)	2,400,000
	Ally Financial, Inc.,
240	5.35%, 1/15/14	241,414
70	5.75%, 1/15/14	69,999
372	5.85%, 6/15/13	371,980
753	6.00%, 7/15/13 - 9/15/19	744,715
492	6.05%, 8/15/19	484,478
659	6.125%, 10/15/19	650,038
348	6.15%, 9/15/19 - 10/15/19	343,628
10	6.20%, 4/15/19	9,852
719	6.25%, 12/15/18 - 7/15/19	711,715
620	6.30%, 8/15/19	613,769
215	6.35%, 5/15/13 - 7/15/19	215,087
158	6.40%, 12/15/18	156,438
2,515	6.50%, 2/15/16 - 1/15/20	2,487,766
78	6.60%, 5/15/18	76,617
1,246	6.65%, 6/15/18 - 10/15/18	1,233,763
1,431	6.70%, 6/15/18 - 12/15/19	1,415,618
1,957	6.75%, 8/15/16 - 6/15/19	1,947,227
817	6.80%, 9/15/18 - 10/15/18	809,013
30	6.85%, 5/15/18	29,508
80	6.875%, 7/15/18	79,226
988	6.90%, 6/15/17 - 8/15/18	983,321
4,000	7.00%, 8/15/16 - 11/15/23	3,967,428
1,878	7.05%, 3/15/18 - 4/15/18	1,865,271
105	7.125%, 10/15/17	103,953
501	7.15%, 6/15/16 - 1/15/25	497,653
2,434	7.25%, 9/15/17 - 3/15/25	2,418,637
288	7.30%, 12/15/17 - 1/15/18	286,417
12,861	7.375%, 11/15/16 - 4/15/18	12,778,922
20	7.40%, 12/15/17	20,072
84	7.50%, 11/15/16 - 12/15/17	83,951
266	9.00%, 7/15/20	265,991
£2,500	Barclays Bank PLC, 14.00%, 6/15/19 (f)	5,322,933
€350	BNP Paribas S.A., 7.781%, 7/2/18 (f)	520,377
$5,000	BPCE S.A., 12.50%, 9/30/19 (a)(d)(f)	6,131,155
CAD1,300	Citigroup, Inc., 5.365%, 3/6/36 (a)(b)(h) (acquisition cost - $1,126,438; purchased 5/19/11)	1,274,139
$27,790	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a)(b)(d)(f)(h) (acquisition cost - $29,359,603; purchased 5/29/09 - 1/30/12)	37,466,478
	Credit Agricole S.A. (f),
€2,000	7.875%, 10/26/19	2,873,107
$21,400	8.375%, 10/13/19 (a)(d)	23,459,750
1,000	HSBC Capital Funding L.P., 10.176%, 6/30/30 (f)	1,422,500
	LBG Capital No. 1 PLC,
€300	7.375%, 3/12/20	419,177
£100	7.588%, 5/12/20	165,721
200	7.867%, 12/17/19	333,187
400	7.869%, 8/25/20	671,515
$12,700	7.875%, 11/1/20 (a)(b)(d)(h) (acquisition cost - $10,447,750; purchased 12/7/09-4/16/10)	14,046,200
17,500	8.00%, 6/15/20 (a)(b)(d)(f)(h) (acquisition cost - $14,068,875; purchased 2/2/10 - 2/11/10)	18,753,315
8,500	8.50%, 12/17/21 (a)(b)(d)(f)(h) (acquisition cost - $3,882,703; purchased 11/14/08 - 11/18/08)	9,108,753
£300	11.04%, 3/19/20	555,307
	LBG Capital No. 2 PLC,
€400	8.875%, 2/7/20	591,784
£3,100	9.125%, 7/15/20	5,348,553
500	9.334%, 2/7/20	882,926
	Royal Bank of Scotland Group PLC (f),

PIMCO Corporate & Income Strategy Fund Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$1,000	6.99%, 10/5/17 (a)(b)(d)(h) (acquisition cost - $770,000; purchased 1/30/12)	$950,000
7,800	7.648%, 9/30/31	8,307,000
£1,200	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (f)	1,989,225
		182,961,569
Building Materials - 0.2%
$1,000	Desarrolladora Homex S.A.B. de C.V., 9.50%, 12/11/19 (a)(d)	1,040,000

Diversified Financial Services - 4.6%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)	1,575,500
	International Lease Finance Corp.,
900	6.375%, 3/25/13	907,200
2,900	6.75%, 9/1/16 (a)(d)	3,284,250
1,000	8.625%, 9/15/15	1,140,000
	SLM Corp.,
5,900	8.00%, 3/25/20	6,858,750
12,500	8.45%, 6/15/18	14,955,125
	Springleaf Finance Corp.,
€1,500	4.125%, 11/29/13	2,049,940
$2,200	5.40%, 12/1/15	2,172,500
500	6.50%, 9/15/17	472,500
3,000	6.90%, 12/15/17	2,873,250
		36,289,015
Electric Utilities - 0.9%
3,900	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(d)	4,329,000
4,300	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b)(e)	107,500
1,215	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a)(d)	1,050,975
1,100	PPL Capital Funding, Inc., 6.70%, 3/30/67 (converts to FRN on 3/30/17)	1,172,562
		6,660,037
Healthcare-Services - 1.9%
	HCA, Inc.,
10,000	7.875%, 2/15/20	11,112,500
3,600	8.50%, 4/15/19	4,014,000
		15,126,500
Household Products/Wares - 0.2%
1,700	Reynolds Group Issuer, Inc., 9.00%, 4/15/19	1,802,000

Insurance - 12.7%
3,400	American General Institutional Capital A, 7.57%, 12/1/45 (a)(d)	4,169,250
	American International Group, Inc.,
MXN16,000	7.98%, 6/15/17	1,228,193
€2,000	8.00%, 5/22/68 (converts to FRN on 5/22/18)	3,171,253
$46,750	8.175%, 5/15/68 (converts to FRN on 5/15/38)	61,008,750
12,700	8.25%, 8/15/18	16,523,754
£3,400	8.625%, 5/22/68 (converts to FRN on 5/22/18)	6,659,625
500	8.625%, 5/22/68 (converts to FRN on 5/22/18) (a)(b)(d)(h) (acquisition cost - $820,199; purchased 5/7/12)	979,356
$5,100	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a)(b)(d)(f)(h) (acquisition cost - $4,985,000; purchased 3/8/11 - 3/15/11)	5,752,764
		99,492,945
Lodging - 0.3%
2,136	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(b)(d)(h) (acquisition cost - $2,541,970; purchased 11/22/04)	2,520,075

Paper & Forest Products - 0.1%
850	Norske Skogindustrier ASA, 6.125%, 10/15/15 (a)(d)	714,000

Telecommunications - 1.8%
8,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	8,728,167
5,360	Qwest Corp., 7.20%, 11/10/26	5,425,188
		14,153,355
Total Corporate Bonds & Notes (cost-$289,818,283)		370,015,698

MORTGAGE-BACKED SECURITIES - 26.1%
816	American Home Mortgage Assets Trust, 0.434%, 9/25/46 CMO (j)	110,531
297	Banc of America Alternative Loan Trust, 6.00%, 1/25/36 CMO	236,002
	Banc of America Funding Trust, CMO,
6,632	6.00%, 3/25/37	6,010,949
776	6.00%, 7/25/37	617,443
556	Banc of America Mortgage Trust, 6.50%, 9/25/33 CMO	575,448
	BCAP LLC Trust, CMO (a)(d)(j),
2,500	5.425%, 3/26/37	347,500
1,022	11.955%, 6/26/36	195,215

PIMCO Corporate & Income Strategy Fund Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
	Bear Stearns ALT-A Trust, CMO (j),
$1,865	2.901%, 9/25/35	$1,453,427
2,542	2.958%, 11/25/36	1,748,833
1,815	5.344%, 8/25/36	1,242,142
	Chase Mortgage Finance Trust, CMO,
28	2.907%, 12/25/35 (j)	26,170
2,373	6.00%, 7/25/37	2,152,174
3,375	Citicorp Mortgage Securities Trust, 6.00%, 6/25/36 CMO	3,454,093
2,483	Citigroup Mortgage Loan Trust, Inc., 5.333%, 8/25/35 CMO (j)	2,489,023
5,685	Citimortgage Alternative Loan Trust, 6.00%, 6/25/37 CMO	4,939,781
	Countrywide Alternative Loan Trust, CMO,
788	5.50%, 3/25/35	666,937
355	5.50%, 3/25/36	277,385
4,339	5.50%, 5/25/36	3,117,425
996	5.75%, 1/25/35	953,378
1,866	5.75%, 3/25/37	1,530,312
954	6.00%, 2/25/35	951,083
896	6.00%, 2/25/37	711,663
2,858	6.00%, 4/25/37	2,280,433
1,253	6.00%, 7/25/37	1,117,727
2,335	6.00%, 8/25/37	1,610,621
1,074	6.50%, 8/25/36	784,130
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
656	2.836%, 9/20/36 (j)	430,221
1,897	5.50%, 10/25/35	1,908,298
2,317	5.75%, 3/25/37	2,067,996
1,492	6.00%, 2/25/37	1,368,124
1,342	6.00%, 3/25/37	1,238,482
426	6.00%, 4/25/37	396,910
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
3,123	5.863%, 2/25/37 (j)	2,039,215
1,392	6.00%, 2/25/37	1,229,469
3,315	6.00%, 6/25/37	2,941,836
2,912	6.75%, 8/25/36	2,182,446
1,790	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36 CMO	1,456,400
11,936	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36 CMO	10,300,858
	GSR Mortgage Loan Trust, CMO,
1,460	2.718%, 8/25/34 (j)	1,337,292
2,836	5.121%, 11/25/35 (j)	2,808,914
601	5.50%, 5/25/36	547,898
7,774	6.00%, 2/25/36	7,537,346
4,752	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37 CMO	3,021,803
	JPMorgan Alternative Loan Trust, CMO,
3,951	5.65%, 3/25/37 (j)	2,851,742
2,500	6.31%, 8/25/36	1,798,924
	JPMorgan Mortgage Trust, CMO,
8,216	3.058%, 2/25/36 (j)	7,425,926
3,411	5.00%, 3/25/37	3,074,561
1,842	5.325%, 1/25/37 (j)	1,596,096
257	5.75%, 1/25/36	244,172
647	6.00%, 8/25/37	571,908
	Lehman Mortgage Trust, CMO,
2,072	6.00%, 7/25/36	1,683,665
695	6.00%, 7/25/37	604,971
3,506	MASTR Alternative Loan Trust 2006-3, 6.75%, 7/25/36 CMO	2,559,015
	Morgan Stanley Mortgage Loan Trust, CMO,
5,937	5.206%, 5/25/36 (j)	4,621,406
4,745	6.00%, 2/25/36	4,482,595
9,136	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36 CMO (j)	6,493,038
	Residential Accredit Loans, Inc., CMO,
1,220	0.434%, 5/25/37 (j)	262,762
1,160	6.00%, 6/25/36	951,543
4,877	6.00%, 8/25/36	3,935,269
3,879	6.00%, 9/25/36	2,942,583
2,234	Residential Asset Mortgage Products, Inc., 6.50%, 12/25/31 CMO	2,254,340
	Residential Asset Securitization Trust, CMO,
896	6.00%, 9/25/36	581,802
3,018	6.00%, 3/25/37	2,395,702
4,243	6.00%, 5/25/37	3,909,831
4,398	6.25%, 9/25/37	3,151,312
	Residential Funding Mortgage Securities I, CMO,
2,118	6.00%, 1/25/37	1,915,261
2,494	6.25%, 8/25/36	2,350,261
415	6.50%, 3/25/32	437,252

PIMCO Corporate & Income Strategy Fund Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$906	Sequoia Mortgage Trust, 2.70%, 2/20/47 CMO (j)	$822,227
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
4,983	5.259%, 1/25/36	3,898,517
6,088	5.315%, 5/25/36	5,301,826
2,022	5.487%, 7/25/36	1,920,920
4,288	5.516%, 11/25/36	3,368,244
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
1,844	5.478%, 4/25/37	1,553,409
1,034	5.803%, 2/25/37	881,561
16,718	Thornburg Mortgage Securities Trust 2007-3, 5.75%, 6/25/47 CMO (j)	15,528,090
	WaMu Mortgage Pass-Through Certificates, CMO (j),
1,011	2.558%, 7/25/37	797,259
678	2.686%, 9/25/36	563,272
1,823	5.144%, 2/25/37	1,766,022
2,330	6.087%, 10/25/36	2,160,163
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
547	0.926%, 4/25/47 (j)	26,889
1,248	1.012%, 5/25/47 (j)	173,258
4,047	6.00%, 10/25/35	3,343,041
1,570	6.00%, 6/25/37	1,321,489
2,049	Wells Fargo Alternative Loan Trust, 6.00%, 7/25/37 CMO	1,940,963
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
217	2.617%, 5/25/36 (j)	196,262
1,187	2.622%, 7/25/36 (j)	1,088,783
565	2.71%, 4/25/36 (j)	535,089
10,208	5.082%, 8/25/36 (j)	9,609,085
1,366	5.631%, 10/25/36 (j)	1,340,586
1,496	6.00%, 7/25/37	1,473,665
Total Mortgage-Backed Securities (cost-$189,331,713)		205,119,890

MUNICIPAL BONDS - 7.7%
California - 4.2%
4,200	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 6.487%, 11/1/41, Ser. D	4,638,606
1,800	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	1,974,798
2,400	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	2,791,416
9,820	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	10,253,455
5,000	State, GO, 7.95%, 3/1/36	6,233,850
7,400	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	7,218,700
		33,110,825
Louisiana - 0.3%
	New Orleans, Public Improvements, GO, Ser. A,
800	8.30%, 12/1/29	906,928
820	8.55%, 12/1/34	915,628
300	8.80%, 12/1/39	336,438
		2,158,994
Texas - 3.2%
4,000	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	5,043,080
17,200	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	20,488,296
		25,531,376
	Total Municipal Bonds (cost-$55,269,859)	60,801,195

Shares
PREFERRED STOCK - 2.8%
Banking - 2.4%
100,000	Ally Financial, Inc., 8.50%, 5/15/16, Ser. A (f)(i)	2,632,000
30,200	CoBank Acb, 11.00%, 7/1/13, Ser. C (a)(b)(d)(f)(h)(i) (acquisition cost - $1,678,450; purchased 2/26/10 - 2/1/11)	1,547,750
552,000	GMAC Capital Trust I, 8.125%, 2/15/40, Ser. 2 (i)	14,721,840
		18,901,590
Diversified Financial Services - 0.4%
120,000	Citigroup Capital XIII, 7.875%, 10/30/40 (i)	3,343,200
	Total Preferred Stock (cost-$21,410,850)	22,244,790

Principal Amount (000s)
SENIOR LOANS - 2.6%
Financial Services - 2.6%
$20,000	Springleaf Finance Corp., 5.50%, 5/10/17 (a)(c) (cost-$19,927,724)	20,107,500

PIMCO Corporate & Income Strategy Fund Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
ASSET-BACKED SECURITIES - 1.5%
$468	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	$384,657
4,031	Countrywide Asset-Backed Certificates, 5.526%, 7/25/36 (j)	3,890,316
2,136	GSAA Home Equity Trust, 6.295%, 6/25/36	1,395,086
2,903	Mid-State Trust IV, 8.33%, 4/1/30	3,034,720
1,682	Mid-State Trust VII, 6.34%, 10/15/36	1,779,309
1,303	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (j)	960,660
	Total Asset-Backed Securities (cost-$11,072,195)	11,444,748

SHORT-TERM INVESTMENTS - 12.1%
Repurchase Agreements - 11.1%
5,500	Citigroup Global Markets, Inc., dated 1/31/13, 0.18%, due 2/1/13, proceeds $5,500,028; collateralized by Freddie Mac, 1.02%, due 10/16/17, valued at $5,618,780 including accrued interest	5,500,000
50,000	Deutsche Bank Securities, Inc., dated 1/31/13, 0.16%, due 2/1/13, proceeds $50,000,222; collateralized by U.S. Treasury Inflation Protected Securities, 0.625%, due 4/15/13, valued at $51,012,396 including accrued interest	50,000,000
19,900	JPMorgan Securities, Inc., dated 1/31/13, due 2/1/13, 0.17%-0.18%, due 2/1/13, proceeds $19,900,095; collateralized by U.S. Treasury Bonds, 4.75%, due 2/15/37, valued at $16,198,243 and Freddie Mac, 2.255%, due 12/5/22, valued at $4,192,103 including accrued interest	19,900,000
11,100	Morgan Stanley & Co., Inc., dated 1/31/13, 0.17%, due 2/1/13, proceeds $11,100,052; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $11,335,648 including accrued interest	11,100,000
828	State Street Bank and Trust Co., dated 1/31/13, 0.01%, due 2/1/13, proceeds $828,000; collateralized by Freddie Mac, 1.96%, due 11/7/22, valued at $845,376 including accrued interest	828,000
Total Repurchase Agreements (cost-$87,328,000)		87,328,000

Commercial Paper - 0.9%
6,800	Ford Motor Credit Co., 0.52%, 2/11/13 (a) (cost-$6,799,018)	6,799,018

U.S. Treasury Obligations (g)(k)- 0.1%
530	U.S. Treasury Bills, 0.01%-0.142%, 1/9/14 (cost-$529,313)	529,332
Total Short-Term Investments (cost-$94,656,331)		94,656,350

Total Investments (cost-$681,486,955) (l)-100.0%		$784,390,171

Notes to Schedule of Investments:

*                           Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)                    Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $173,277,238, representing 22.1% of total investments.

(b)                   Illiquid.

(c)                    These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2013.

(d)                   144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)                    In default.

(f)                      Perpetual maturity. The date shown, if any, is the next call date.  For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)                   All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)                   Restricted. The aggregate acquisition cost of such securities is $75,268,466. The aggregate market value is $100,074,125, representing 12.8% of total investments.

(i)                       Dividend rate fixed until the first call date and variable thereafter.

(j)                       Variable or Floating Rate Security—Securities with an interest rate that changes periodically.  The interest rate disclosed reflects the rate in effect on January 31, 2013.

(k)                    Rates reflect the effective yields at purchase date.

(l)                       At January 31, 2013, the cost basis of portfolio securities for federal income tax purposes was $681,896,151. Gross unrealized appreciation was $105,662,339; gross unrealized depreciation was $3,168,319; and net unrealized appreciation was $102,494,020. The difference between book and tax cost was attributable to wash sale loss deferrals.

(m)                 Interest rate swap agreements outstanding at January 31, 2013:

OTC swap agreements:

	Notional		Rate Type			Upfront	Unrealized
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Premiums Paid	Appreciation (Depreciation)
Bank of America	$111,200	3/20/20	3-Month USD-LIBOR	1.65%	$248,526	$4,587	$243,939
Goldman Sachs	64,000	6/18/18	3-Month USD-LIBOR	1.25%	(63,614)	11,904	(75,518)
Goldman Sachs	280,000	12/18/22	3-Month USD-LIBOR	2.30%	1,057	489,113	(488,056)
Royal Bank of Scotland	156,000	12/18/22	3-Month USD-LIBOR	2.30%	(9,378)	263,830	(273,208)
					$176,591	$769,434	$(592,843)

(n)                   Forward foreign currency contracts outstanding at January 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
164,216 Brazil Real settling 2/4/13	UBS	$80,000	$82,465	$2,465
52,885 Brazil Real settling 4/2/13	UBS	25,577	26,379	802
13,740,000 British Pound settling 2/4/13	Credit Suisse First Boston	21,611,646	21,791,641	179,995
58,934 Euro settling 2/7/13	Deutsche Bank	80,000	80,023	23
7,426,000 Euro settling 2/4/13	UBS	9,982,029	10,083,029	101,000
384,135 Mexican Peso settling 4/3/13	Deutsche Bank	29,289	30,037	748
609,304 Mexican Peso settling 4/3/13	HSBC Bank	47,844	47,645	(199)
Sold:
111,331 Brazil Real settling 2/4/13	HSBC Bank	53,929	55,907	(1,978)
52,885 Brazil Real settling 2/4/13	UBS	25,766	26,557	(791)
5,124,000 British Pound settling 2/4/13	Barclays Bank	8,291,421	8,126,664	164,757
1,386,000 British Pound settling 3/12/13	Citigroup	2,224,541	2,197,757	26,784
13,740,000 British Pound settling 3/4/13	Credit Suisse First Boston	21,608,184	21,788,206	(180,022)
5,124,000 British Pound settling 2/4/13	Deutsche Bank	8,295,243	8,126,664	168,579
250,000 British Pound settling 2/4/13	JPMorgan Chase	396,299	396,500	(201)
3,242,000 British Pound settling 2/4/13	Royal Bank of Scotland	5,084,558	5,141,812	(57,254)
1,063,000 Canadian Dollar settling 3/21/13	Citigroup	1,075,873	1,064,659	11,214
7,276,000 Euro settling 2/4/13	Citigroup	9,496,775	9,879,359	(382,584)
60,000 Euro settling 2/4/13	JPMorgan Chase	80,781	81,468	(687)
90,000 Euro settling 2/4/13	UBS	119,891	122,202	(2,311)
7,426,000 Euro settling 3/4/13	UBS	9,983,848	10,084,663	(100,815)
14,894,165 Mexican Peso settling 4/3/13	JPMorgan Chase	1,139,613	1,164,667	(25,054)
				$(95,529)

(o)                   At January 31, 2013, the Fund held $640,000 in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(p)                   The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended January 31, 2013 was $20,338,573 at a weighted average interest rate of 0.61%. There were no open reverse repurchase agreements at January 31, 2013.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the three months ended January 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at January 31, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/13
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$—	$—	$7,088,702	$7,088,702
All Other	—	362,926,996	—	362,926,996
Mortgage-Backed Securities	—	204,577,175	542,715	205,119,890
Municipal Bonds	—	60,801,195	—	60,801,195
Preferred Stock:
Banking	17,353,840	1,547,750	—	18,901,590
Diversified Financial Services	3,343,200	—	—	3,343,200
Senior Loans	—	20,107,500	—	20,107,500
Asset-Backed Securities	—	11,444,748	—	11,444,748
Short-Term Investments	—	94,656,350	—	94,656,350
	20,697,040	756,061,714	7,631,417	784,390,171
Other Financial Instruments* - Assets
Foreign Exchange Contracts	—	656,367	—	656,367
Interest Rate Contracts	—	243,939	—	243,939
	—	900,306	—	900,306
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(751,896)	—	(751,896)
Interest Rate Contracts	—	(836,782)	—	(836,782)
	—	(1,588,678)	—	(1,588,678)
Totals	$20,697,040	$755,373,342	$7,631,417	$783,701,799

At January 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months January 31, 2013, was as follows:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount/ (Premiums)	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 1/31/13
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$7,502,811	$—	$(427,118)	$572	$(1,204)	$13,641	$—	$—	$7,088,702
Electric Utilities	215,000	—	—	—	—	(107,500)	—	(107,500)	—
Mortgage-Backed Securities	591,933	—	(322,073)	31,897	265,105	(24,147)	—	—	542,715
Totals	$8,309,744	$—	$(749,191)	$32,469	$263,901	$(118,006)	$—	$(107,500)	$7,631,417

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2013:

	Ending Balance at 1/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$7,088,702	Third-Party Pricing Vendor	Single Broker Quote	$99.75-$116.00
Mortgage-Backed Securities	542,715	Third-Party Pricing Vendor	Single Broker Quote	$13.90-$19.10

* Other financial instruments are derivatives not reflected in the Schedules of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2013 was $40,347.

Glossary:

£ -	British Pound

CAD -	Canadian Dollar

CMO -	Collateralized Mortgage Obligation

CP -	Certificates of Participation

€ -	Euro

FRN -	Floating Rate Note

GO -	General Obligation Bond

LIBOR -	London Inter-Bank Offered Rate

MXN -	Mexican Peso

OTC -	Over-the-Counter

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Corporate & Income Strategy Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: March 19, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: March 19, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 19, 2013